  Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Eliane S. Okamura, Chief Financial Officer and Treasurer of Ford Motor Credit Company LLC (the “Company”), hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 2, 2023	/s/ Eliane S. Okamura
Eliane S. Okamura
Chief Financial Officer, Treasurer, and Executive Vice President, Strategy